SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2003

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

          74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 9. Regulation FD Disclosure.

The following information is being furnished under Item 12.

Freeport-McMoRan Copper & Gold Inc. (FCX) issued a press release dated July 17, 2003 announcing its second-quarter 2003 results (see exhibit 99.1) and presented slides (see exhibit 99.2) on its web site that accompanied its earnings conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  July 18, 2003

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

99.1

Press release dated July 17, 2003 titled “Freeport-McMoRan Copper & Gold Inc. Reports Second- Quarter 2003 Results.”

99.2

Slides presented in conjunction with July 17, 2003 FCX second-quarter 2003 earnings conference call conducted via the internet.